Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

MIAMI DIVISION

IN RE:	}	CASE NUMBER 09-19940-LMI
	}	(Jointly Administered)
BANKUNITED FINANCIAL (1)	}
CORPORATION, ET AL.	}	JUDGE Hon. Laurel M. Isicoff
}
DEBTOR.	}	CHAPTER 11

DEBTORS’ CONSOLIDATED STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD
FROM	August 1, 2010	TO	August 31, 2010

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Joseph J. Luzinski, as CRO
Debtor’s Signature

Debtor’s Address	Attorney’s Address
and Phone Number:	and Phone Number:

c/o Development Specialists, Inc.	Greenberg Traurig, P.A.

200 South Biscayne Boulevard, Suite 1818	1221 Brickell Avenue

Miami, FL 33131-2329	Miami, FL 33131

(305) 374-2717	(305) 579-0500

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.

1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report

2)	Initial Filing Requirements

3)	Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/.

(1)	On the Petition Date, the following affiliated entities filed concurrently for Chapter 11:
BankUnited	Financial Corporation (Case #09-19940)

BankUnited Financial Services, Inc. (Case #09-19941)

CRE America Corporation (Case #09-19942)

MOR-1 (3)

GENERAL DISCLAIMER

These bankruptcy cases were filed on May 22, 2009, the day after the regulatory seizure of Debtor BankUnited Financial Corporation’s wholly-owned banking subsidiary, BankUnited, FSB, and the ensuing sale of that subsidiary’s assets by the Federal Deposit Insurance Corporation to BankUnited, a de novo federal savings association organized under the laws of the United States (“New Bank”). The Debtors’ current Chief Restructuring Officer, Joseph J. Luzinski (the “CRO”) was appointed effective June 2, 2009, eleven days after these cases were filed. Nearly all of the books and records of the Debtors are presently in the possession of the FDIC or New Bank. Accordingly, the information contained herein is based on the information currently available to the CRO and is subject to modification as additional information becomes available.

Nothing herein shall be construed as an admission or determination by the Debtors as to any amount or value set forth herein, the validity of any debt listed herein, ownership of any asset listed herein, the completeness of any financial statement set forth herein, or otherwise as to the accuracy or completeness of any information contained herein. The Debtors expressly reserve the right to modify any and all information contained herein as additional information becomes available.

Disclaimer (3)

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING August 1, 2010 AND ENDING August 31, 2010

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number	09-19940-LMI
Date of Petition:	May 22, 2009		(Jointly Administered)

				CURRENT MONTH		CUMULATIVE PETITION TO DATE
1.	FUNDS AT BEGINNING OF PERIOD			$13,892,185	(a)	$—	(b)

2.	RECEIPTS:
	A.	Cash Sales		$—		$—

		Minus: Cash Refunds	( -)	$—		$—

		Net Cash Sales		$—		$—

	B.	Accounts Receivable		$—		$—

	C.	Other Receipts (See MOR-3)		$1,406		$19,564,500

	(If you receive rental income, you must attach a rent roll.)
3.	TOTAL RECEIPTS (Lines 2A+2B+2C)			$1,406		$19,564,500

4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)			$13,893,591		$19,564,500

5	DISBURSEMENTS
	A.	Advertising		$—		$141,170

	B.	Bank Charges		$92		$1,637

	C.	Contract Labor		$—		$—

	D.	Fixed Asset Payments (not incl. in “N”)		$—		$—	(1)

	E.	Insurance		$—		$—

	F.	Inventory Payments (See Attach. 2)		$—		$—

	G.	Leases		$—		$—

	H.	Manufacturing Supplies		$—		$—

	I.	Office Supplies		$—		$1,043

	J.	Payroll - Net (See Attachment 4B)		$—		$—

	K.	Professional Fees (Accounting & Legal)		$329,705		$5,710,688

	L.	Rent		$—		$—

	M.	Repairs & Maintenance		$—		$—

	N.	Secured Creditor Payments (See Attach. 2)		$—		$—

	O.	Taxes Paid - Payroll (See Attachment 4C)		$—		$—

	P.	Taxes Paid - Sales & Use (See Attachment 4C)		$—		$—

	Q.	Taxes Paid - Other (See Attachment 4C)		$—		$—

	R.	Telephone		$—		$—

	S.	Travel & Entertainment		$—		$562

	T.	U.S. Trustee Quarterly Fees		$—		$31,200

	U.	Utilities		$—		$—

	V.	Vehicle Expenses		$—		$—

	W.	Other Operating Expenses (See MOR-3)		$(510)		$113,896

6.	TOTAL DISBURSEMENTS (Sum of 5A thru W)			$329,287		$6,000,196

7.	ENDING BALANCE (Line 4 Minus Line 6)			$13,564,304	(c)	$13,564,304	(c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief, subject to the General Disclaimer and footnotes to this Report.

This 20th day of September, 2010.	/s/ Joseph J. Luzinski, as CRO
(Signature)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.

(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.

(c)	These two amounts will always be the same if form is completed correctly.

(1)	Debtor has reclassified the work performed by Epic Bankruptcy Solutions from Contract Labor to Other Operating Expenses.

MOR-2 (3)

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:

Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	Current Month	Cumulative Petition to Date
BUFC - Close Pre-Petition Bank Accounts	$—	$16,061,971

BUFC - Interest Income	$784	$9,914

BUFC - Retainer Recoveries	$—	$407,141

BUFC - Transfer of Brokerage Accounts from “Old Bank”	$—	$57,039

BUFC - Preference Recoveries	$—	$431,970

BUFC - Insurance Premium Refunds	$455	$191,931

BUFS - Close Pre-Petition Bank Accounts	$—	$2,033,234

BUFS - Interest Income	$149	$1,646

BUFS - Return of Suntrust Funds	$—	$98,238

BUFS - Commissions Revenue	$—	$515

BUFS - Refunds	$—	$363

BU Realty - Close “Old Bank” Bank Accounts	$—	$30,550

BU Realty - Interest Income	$2	$22

CRE - Close Pre-Petition Bank Accounts	$—	$239,791

CRE - Interest Income	$15	$174

TOTAL OTHER RECEIPTS	$1,406	$19,564,500

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.). Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule
None

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	Current Month	Cumulative Petition to Date
Corporate Filing Fees	$—	$900

Employee Expense Reimbursement	$—	$2,088

Financial Subscriptions	$—	$12,700

CRE - St. Regis Timeshare Annual Maintenance Fees	$—	$20,966

EDGAR Filing Fees	$490	$20,781

Stock Transfer Agent	$—	$18,064

IRS (non-tax payment)	$—	$14,000

Claims	$—	$12,816

Bank Error	$(1,000)	$—

Noticing Agent / Creditor Committee Support	$—	$11,581	(1)

TOTAL OTHER DISBURSEMENTS	$(510)	$113,896

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.

(1)	Debtor has reclassified the work performed by Epic Bankruptcy Solutions from Contract Labor to Other Operating Expenses.

MOR-3

BankUnited Financial Corporation, et al., DIP

Consolidated Income Statement

For the Period Ended June 30, 2010

Cash Basis	BankUnited Financial Corp., DIP	BankUnited Financial Svc., DIP	BU Realty Corp.	CRE America, Corp., DIP	TOTAL BUFC, et al., DIP
Ordinary Income/Expense
Income
Commissions Revenue	0	0	0	0	0
Insurance Premium Refunds	455	0	0	0	455
Preference Recoveries	0	0	0	0	0
Retainer Recoveries	0	0	0	0	0
Transfer from Old Bank	0	0	0	0	0

Total Income	455	0	0	0	455
Expense
Administrative	0	0	0	0	0
Advertising	0	0	0	0	0
Bank Charges	(908)	0	0	0	(908)
Board Compensation	21,000	0	0	0	21,000
Contract Labor	0	0	0	0	0
Insurance	0	0	0	0	0
Other Operating Expenses	490	0	0	0	490
Professional Fees
CRO Fees	20,000	0	0	0	20,000
Financial Advisor Fees
Fin. Advisor Fees - Committee	21,222	0	0	0	21,222
Fin. Advisor Fees - Debtor	46,193	0	0	0	46,193

Financial Advisor Fees	67,415	0	0	0	67,415
Financial Advisor Reimb Expense
Fin. Adv. Reimb Exp - Committee	0	0	0	0	0
Fin. Adv. Reimb Exp - Debtor	276	0	0	0	276

Financial Advisor Reimb Expense	276	0	0	0	276
Legal Fees
Legal Fees - Committee	40,008	0	0	0	40,008
Legal Fees - Debtor	174,961	0	0	0	174,961
Legal Fees - Other	0	0	0	0	0

Legal Fees	214,969	0	0	0	214,969
Legal Reimb Expenses
Legal Reimb Exp - Committee	2,487	0	0	0	2,487
Legal Reimb Exp - Debtor	3,558	0	0	0	3,558
Legal Reimb Exp - Other	0	0	0	0	0

Legal Reimb Expense	6,045	0	0	0	6,045

Total Professional Fees	308,705	0	0	0	308,705
U.S. Trustee Quarterly Fees	0	0	0	0	0

Total Expense	329,287	0	0	0	329,287

Net Ordinary Income	(328,831)	0	0	0	(328,831)

Other Income/Expense
Other Income
Other Receipts
Miscellaneous Receipts	0				0
Interest Income	784	149	2	15	951

Total Other Receipts	784	149	2	15	951

Total Other Income	784	149	2	15	951

Net Other Income	784	149	2	15	951

Net Incr./(Decr.) in Cash During Period	(328,047)	149	2	15	(327,881)

BankUnited Financial Corporation, et al., DIP

Consolidated Income Statement

Inception to Date (June 30, 2010)

Cash Basis	BankUnited Financial Corp., DIP	BankUnited Financial Svc., DIP	BU Realty Corp.	CRE America, Corp., DIP	TOTAL BUFC, et al., DIP
Ordinary Income/Expense
Income
Commissions Revenue	0	515	0	0	515
Insurance Premium Refunds	191,931	0	0	0	191,931
Other Receipts (See MOR-3)	0	98,238	0	0	98,238
Preference Recoveries	431,970	0	0	0	431,970
Retainer Recoveries	407,141	0	0	0	407,141
Transfer from Old Bank	11,391,219	2,033,234	30,550	239,791	13,694,794

Total Income	12,422,262	2,131,987	30,550	239,791.20	14,824,590
Expense
Administrative	40,908	0	0	0	40,908
Advertising	141,170	0	0	0	141,170
Bank Charges	638	0	0	0	638
Board Compensation	114,000	0	0	0	114,000
Contract Labor	0	796	0	0	796
Insurance	0	0	0	0	0
Office Supplies	1,043	0	0	0	1,043
Other Operating Expenses	50,475	300	150	21,266	72,191
Professional Fees
CRO Fees	330,000	0	0	0	330,000
Financial Advisor Fees	751,645	0	0	0	751,645
Financial Advisor Reimb Expense	13,290	0	0	0	13,290
Legal Fees	4,358,745	0	0	0	4,358,745
Legal Reimb Expense	143,010	0	0	0	143,010

Total Professional Fees	5,596,689	0	0	0	5,596,689
Travel & Entertainment	562	0	0	0	562
U.S. Trustee Quarterly Fees	27,625	1,625	0	1,950	31,200

Total Expense	5,973,110	2,721	150	23,216	5,999,198

Net Ordinary Income	6,449,152	2,129,266	30,400	216,575	8,825,393
Other Income/Expense
Other Income
Other Receipts
Miscellaneous Receipts	363				363
Interest Income	9,913	1,646	22	175	11,756

Total Other Receipts	10,276	1,646	22	175	12,119

Total Other Income	10,276	1,646	22	175	12,119

Net Other Income	10,276	1,646	22	175	12,119

Net Income	6,459,428	2,130,912	30,422	216,750	8,837,512

BankUnited Financial Corporation, et al., DIP

Consolidated Balance Sheet

As of June 30, 2010

	BankUnited Financial Corp., DIP			BankUnited Financial Svc., DIP
ASSETS(1)
Current Assets
Checking/Savings
Pre-Petition Bank Accounts	—	(2)		—	(2)
Post-Petition Bank Accounts	11,134,222			2,131,275
Brokerage Accounts	—			—
FHLB Overnight Deposit	51,635			—

Total Checking/Savings			11,185,857			2,131,275
Accounts Receivable			16,163			—	(3)
Other Current Assets
Deposits	—			—
Income Tax Receivable	1,008,753			197,196
Other Receivables	1,000			107,783	(3)
Prepaid Assets	—			—
Related Party Loans Receivable	14,503,977	(4)		—

Total Other Current Assets			15,513,730			304,979

Total Current Assets			26,715,750			2,436,254

Fixed Assets
Accumulated Depreciation	—			—
Furniture and Equipment	—			—

Total Fixed Assets			—			—
Other Assets
Deferred Offering Cost	—			—
Deferred Tax Asset	29,567			—
Investment in BKUN Stat Trust	7,121,000			—
Investment in Partnerships	1,218,925	(5)		—
Investment in Subsidiaries	—			—
Painting & Other Art Works	36,111			—
Timeshare	—			—
Trademarks	—			—

Total Other Assets			8,405,603			—

TOTAL ASSETS(1)			35,121,353			2,436,254

Liabilities & Equity(1)
Liabilities
Pre-Petition Liabilities
Accrued Expenses	652,578			—
Accrued Interest Payable	11,127,142			—
Convertible Notes -BUFC- 3.125%	120,000,000			—
Deferred Taxes	5,232,489			—
Forward Purchase Contract	2,652,223			—
Related Party Loans Payable	—			3,401,671	(4)
Sub Sr Note - BUFC - 6.37% 4/07	184,000,000			—
Subdebt@3MTH - BUFC- L+3% 09/07	12,500,000			—
Subnotes - BUFC	237,261,000			—

Total Pre-Petition Liabilities			573,425,431			3,401,671

Total Liabilities			573,425,431			3,401,671

Equity
Retained Earnings - Pre-Petition	(544,835,839)			(3,096,692)
Retained Earnings - Post Petition	6,459,428			2,130,912
Unrealized Gain/(Loss) on Investment in Partnerships	72,694			—
Total Equity			(538,303,716)			(965,780)

TOTAL LIABILITIES & EQUITY(1)			35,121,715			2,435,891

The accompanying Notes to the Financial Statements constitute a material component of, and qualify in its entirety, the balance sheet listed above.

BankUnited Financial Corporation, et al., DIP

Consolidated Balance Sheet

As of June 30, 2010

	BU Realty Corp.			CRE America Corp., DIP			TOTAL BUFC, et al., DIP
ASSETS(1)
Current Assets
Checking/Savings
Pre-Petition Bank Accounts	—	(2)		—	(2)		—
Post-Petition Bank Accounts	30,422			216,750			13,512,668
Brokerage Accounts	—			—			—
FHLB Overnight Deposit	—			—			51,635

Total Checking/Savings			30,422			216,750	13,564,303
Accounts Receivable			—			—	16,163
Other Current Assets
Deposits	—			—			—
Income Tax Receivable	—			613			1,206,562
Other Receivables	—			—			108,783
Prepaid Assets	—			—			—
Related Party Loans Receivable	—			7,460	(4)		14,511,437

Total Other Current Assets			—			8,073	15,826,782

Total Current Assets			30,422			224,823	29,407,249

Fixed Assets
Accumulated Depreciation	—			—			—
Furniture and Equipment	—			—			—

Total Fixed Assets			—			—	—
Other Assets
Deferred Offering Cost	—			—			—
Deferred Tax Asset	—			—			29,567
Investment in BKUN Stat Trust	—			—			7,121,000
Investment in Partnerships	—			—			1,218,925
Investment in Subsidiaries	—			—			—
Painting & Other Art Works	—			—			36,111
Timeshare	—			578,449			578,449
Trademarks	—			—			—

Total Other Assets			—			578,449	8,984,052

TOTAL ASSETS(1)			30,422			803,272	38,391,300

Liabilities & Equity(1)
Liabilities
Pre-Petition Liabilities
Accrued Expenses	—			—			652,578
Accrued Interest Payable	—			—			11,127,142
Convertible Notes -BUFC- 3.125%	—			—			120,000,000
Deferred Taxes	—			—			5,232,489
Forward Purchase Contract	—			—			2,652,223
Related Party Loans Payable	—			—			3,401,671
Sub Sr Note - BUFC - 6.37% 4/07	—			—			184,000,000
Subdebt@3MTH - BUFC- L+3% 09/07	—			—			12,500,000
Subnotes - BUFC	—			—			237,261,000

Total Pre-Petition Liabilities			—			—	576,827,103

Total Liabilities			—			—	576,827,103

Equity
Retained Earnings - Pre-Petition	—			586,522			(547,346,009)
Retained Earnings - Post Petition	30,422			216,750			8,837,512
Unrealized Gain/(Loss) on Investment in Partnerships	—			—			72,694
Total Equity			30,422			803,272	(538,435,803)

TOTAL LIABILITIES & EQUITY(1)			30,422			803,272	38,391,300

The accompanying Notes to the Financial Statements constitute a material component of, and qualify in its entirety, the balance sheet listed above.

BankUnited Financial Corporation, et al., DIP

Notes to the Financial Statements

For the Period Ended June 30, 2010

Notes to the Financial Statements:

(1)	All cash accounts are listed at their current cash balances. All other balances reported were obtained from Debtors’ trial balances prepared as of May 21, 2009. Actual existence, ownership, and value have not been confirmed as of the Reporting Date. This balance sheet is subject to change should any variations in asset and liability values be discovered subsequent to the filing of this Report.

(2)	All pre-petition bank accounts were closed in June 2009 when the balance of funds were transferred to the respective BankUnited Financial Corp., et al., DIP accounts.

(3)	LPL Financial Corporation (LPL) entered into an agreement with BankUnited Financial Corporation (BUFC) and BankUnited Financial Services (BUFS) to sell, in non-debtor subsidiary BankUnited, FSB bank branches using the BUFS name, financial planning products and advisory services, including equities, debt securities, open-end/closed-end mutual funds, and public limited partnerships. Commissions for the sale of these products are due semi-monthly. It has not been confirmed whether any commissions are currently outstanding and, if so, whether the amounts have been incorporated into the Debtor’s trial balance for the purposes of these financial statements.

(4)	Intercompany accounts included in the Debtors’ trial balances. In addition to outstanding balances with BUFS and CRE America Corp. (CRE), BUFC listed intercompany loans to BankUnited, FSB ($11,114,391) and BU Realty Corporation ($4,625), both of which are not included in the filing of this jointly-administered case.

(5)	Market value of investments in Malta Hedge Fund II, LP and SOAM Capital Partners, LP per the latest month-end or quarter-end statements provided.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

MIAMI DIVISION

IN RE:	}	CASE NUMBER 09-19941-LMI
}
BANKUNITED FINANCIAL	}
SERVICES, INC.	}	JUDGE Hon. Laurel M. Isicoff
}
DEBTOR.	}	CHAPTER 11

DEBTORS’ CONSOLIDATED STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD
FROM	August 31, 2010	TO	August 31, 2010

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Joseph J. Luzinski, as CRO
Debtor’s Signature

Debtor’s Address	Attorney’s Address
and Phone Number:	and Phone Number:

c/o Development Specialists, Inc.	Greenberg Traurig, P.A.

200 South Biscayne Boulevard, Suite 1818	1221 Brickell Avenue

Miami, FL 33131-2329	Miami, FL 33131

(305) 374-2717	(305) 579-0500

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.

1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report

2)	Initial Filing Requirements

3)	Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/.

MOR-1 (2)

GENERAL DISCLAIMER

This bankruptcy case was filed on May 22, 2009, the day after the regulatory seizure of Debtor BankUnited Financial Corporation’s wholly-owned banking subsidiary, BankUnited, FSB, and the ensuing sale of that subsidiary’s assets by the Federal Deposit Insurance Corporation to BankUnited, a de novo federal savings association organized under the laws of the United States (“New Bank”). The Debtors’ current Chief Restructuring Officer, Joseph J. Luzinski (the “CRO”) was appointed effective June 2, 2009, eleven days after these cases were filed. Nearly all of the books and records of the Debtors are presently in the possession of the FDIC or New Bank. Accordingly, the information contained herein is based on the information currently available to the CRO and is subject to modification as additional information becomes available.

Nothing herein shall be construed as an admission or determination by the Debtor as to any amount or value set forth herein, the validity of any debt listed herein, ownership of any asset listed herein, the completeness of any financial statement set forth herein, or otherwise as to the accuracy or completeness of any information contained herein. The Debtor expressly reserve the right to modify any and all information contained herein as additional information becomes available.

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING August 31, 2010 AND ENDING August 31, 2010

Name of Debtor:	BANKUNITED FINANCIAL SERVICES, INC.	Case Number	09-19941-LMI
Date of Petition:	May 22, 2009

				CURRENT MONTH		CUMULATIVE PETITION TO DATE
1.	FUNDS AT BEGINNING OF PERIOD			$2,130,762	(a)	$—	(b)

2.	RECEIPTS:					.
	A.	Cash Sales		$—		$—

		Minus: Cash Refunds	( -)	$—		$—

		Net Cash Sales		$—		$—

	B.	Accounts Receivable		$—		$—

	C.	Other Receipts (See MOR-3)		$149		$2,133,632

(If you receive rental income, you must attach a rent roll.)
3.	TOTAL RECEIPTS (Lines 2A+2B+2C)			$149		$2,133,632

4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)			$2,130,911		$2,133,632

5	DISBURSEMENTS
	A.	Advertising		$—		$—

	B.	Bank Charges		$—		$—

	C.	Contract Labor		$—		$796

	D.	Fixed Asset Payments (not incl. in “N”)		$—		$—

	E.	Insurance		$—		$—

	F.	Inventory Payments (See Attach. 2)		$—		$—

	G.	Leases		$—		$—

	H.	Manufacturing Supplies		$—		$—

	I.	Office Supplies		$—		$—

	J.	Payroll - Net (See Attachment 4B)		$—		$—

	K.	Professional Fees (Accounting & Legal)		$—		$—

	L.	Rent		$—		$—

	M.	Repairs & Maintenance		$—		$—

	N.	Secured Creditor Payments (See Attach. 2)		$—		$—

	O.	Taxes Paid - Payroll (See Attachment 4C)		$—		$—

	P.	Taxes Paid - Sales & Use (See Attachment 4C)		$—		$—

	Q.	Taxes Paid - Other (See Attachment 4C)		$—		$—

	R.	Telephone		$—		$—

	S.	Travel & Entertainment		$—		$—

	T.	U.S. Trustee Quarterly Fees		$—		$1,625

	U.	Utilities		$—		$—

	V.	Vehicle Expenses		$—		$—

	W.	Other Operating Expenses (See MOR-3)		$—		$300

6.	TOTAL DISBURSEMENTS (Sum of 5A thru W)			$—		$2,721

7.	ENDING BALANCE (Line 4 Minus Line 6)			$2,130,911	(c)	$2,130,911	(c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief, subject to the General Disclaimer and footnotes to this Report.

This 20th day of September, 2010.	/s/ Joseph J. Luzinski, as CRO
(Signature)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.

(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.

(c)	These two amounts will always be the same if form is completed correctly.

MOR-2 (2)

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

MIAMI DIVISION

IN RE:	}	CASE NUMBER 09-19942-LMI
}
CRE AMERICA	}
CORPORATION	}	JUDGE Hon. Laurel M. Isicoff
}
DEBTOR.	}	CHAPTER 11

DEBTORS’ CONSOLIDATED STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD
FROM	August 1, 2010	TO	August 31, 2010

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Joseph J. Luzinski, as CRO
Debtor’s Signature

Debtor’s Address	Attorney’s Address
and Phone Number:	and Phone Number:

c/o Development Specialists, Inc.	Greenberg Traurig, P.A.

200 South Biscayne Boulevard, Suite 1818	1221 Brickell Avenue

Miami, FL 33131-2329	Miami, FL 33131

(305) 374-2717	(305) 579-0500

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.

1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report

2)	Initial Filing Requirements

3)	Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/.

MOR-1

GENERAL DISCLAIMER

This bankruptcy case was filed on May 22, 2009, the day after the regulatory seizure of Debtor BankUnited Financial Corporation’s wholly-owned banking subsidiary, BankUnited, FSB, and the ensuing sale of that subsidiary’s assets by the Federal Deposit Insurance Corporation to BankUnited, a de novo federal savings association organized under the laws of the United States (“New Bank”). The Debtors’ current Chief Restructuring Officer, Joseph J. Luzinski (the “CRO”) was appointed effective June 2, 2009, eleven days after these cases were filed. Nearly all of the books and records of the Debtors are presently in the possession of the FDIC or New Bank. Accordingly, the information contained herein is based on the information currently available to the CRO and is subject to modification as additional information becomes available.

Nothing herein shall be construed as an admission or determination by the Debtor as to any amount or value set forth herein, the validity of any debt listed herein, ownership of any asset listed herein, the completeness of any financial statement set forth herein, or otherwise as to the accuracy or completeness of any information contained herein. The Debtor expressly reserve the right to modify any and all information contained herein as additional information becomes available.

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING August 1, 2010 AND ENDING August 31, 2010

Name of Debtor:	CRE AMERICA CORPORATION	Case Number	09-19942-LMI
Date of Petition:	May 22, 2009

				CURRENT MONTH		CUMULATIVE PETITION TO DATE
1.	FUNDS AT BEGINNING OF PERIOD			$216,734	(a)	$—	(b)

2.	RECEIPTS:
	A.	Cash Sales		$—		$—

		Minus: Cash Refunds	( -)	$—		$—

		Net Cash Sales		$—		$—

	B.	Accounts Receivable		$—		$—

	C.	Other Receipts (See MOR-3)		$15		$239,966

(If you receive rental income, you must attach a rent roll.)
3.	TOTAL RECEIPTS (Lines 2A+2B+2C)			$15		$239,966

4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)			$216,749		$239,966

5	DISBURSEMENTS
	A.	Advertising		$—		$—

	B.	Bank Charges		$—		$—

	C.	Contract Labor		$—		$—

	D.	Fixed Asset Payments (not incl. in “N”)		$—		$—

	E.	Insurance		$—		$—

	F.	Inventory Payments (See Attach. 2)		$—		$—

	G.	Leases		$—		$—

	H.	Manufacturing Supplies		$—		$—

	I.	Office Supplies		$—		$—

	J.	Payroll - Net (See Attachment 4B)		$—		$—

	K.	Professional Fees (Accounting & Legal)		$—		$—

	L.	Rent		$—		$—

	M.	Repairs & Maintenance		$—		$—

	N.	Secured Creditor Payments (See Attach. 2)		$—		$—

	O.	Taxes Paid - Payroll (See Attachment 4C)		$—		$—

	P.	Taxes Paid - Sales & Use (See Attachment 4C)		$—		$—

	Q.	Taxes Paid - Other (See Attachment 4C)		$—		$—

	R.	Telephone		$—		$—

	S.	Travel & Entertainment		$—		$—

	T.	U.S. Trustee Quarterly Fees		$—		$1,950

	U.	Utilities		$—		$—

	V.	Vehicle Expenses		$—		$—

	W.	Other Operating Expenses (See MOR-3)		$—		$21,266

6.	TOTAL DISBURSEMENTS (Sum of 5A thru W)			$—		$23,216

7.	ENDING BALANCE (Line 4 Minus Line 6)			$216,749	(c)	$216,749	(c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief, subject to the General Disclaimer and footnotes to this Report.

This 20th day of September, 2010.	/s/ Joseph J. Luzinski, as CRO
(Signature)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.

(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.

(c)	These two amounts will always be the same if form is completed correctly.

MOR-2